NOTE 12 - INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
NOTE 12 – INCOME TAXES

The Company had no income taxes payable at December 31, 2012 and 2011.

The reconciliation of income tax provision computed at statutory rates to the reported income tax provision is as follows:

	Year ended December 31,
	2012	2011
Net loss for the year	$(7,003,791)	$(5,337,700)
Effective statutory rate	34%	34%
Expected tax recovery	$(2,381,289)	$(1,814,818)
Net effects of non deductible items	1,608,041	1,060,511
Valuation allowance	773,248	754,307
	$-	$-

Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes. The Company’s deferred income tax assets and liabilities consist of the following:

	December 31,
	2012	2011
Net operating loss carry forward	$1,875,506	$984,718
Equipment	(153,616)	(31,190)
Valuation allowance	(1,721,889)	(953,528)
Net deferred tax assets	$-	$-

Net operating loss carry forwards totaled approximately $5,500,000 at December 31, 2012. The net operating loss carry forwards will begin to expire in the year 2026 if not utilized. After consideration of all the evidence, management has recorded a valuation allowance at December 31, 2012 due to uncertainty of realizing the deferred tax assets. Utilization of the Company’s net operating loss carry forwards may be limited based on changes in ownership as defined in Internal Revenue Code Section 382.